Asset retirement obligation	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Asset retirement obligation

Asset retirement obligations ("ARO") relate to minor non-operated interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The estimated future abandonment liability is approximately $27,000 which is based on estimates of the future timing and costs to abandon, remediate and reclaim the well sites within the next five years. The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 2.0% and discounted using a credit-adjusted risk-free interest rate of 2.5%.

	2018	2017	2016
ARO balance, beginning of the year	$56,702	$55,240	$51,240
Accretion expense	2,069	2,283	4,000
Costs incurred	-	(821)	-
Change in ARO estimates	(31,993)	-	-
ARO balance, end of the year	26,778	56,702	55,240